Risk and Uncertainties	12 Months Ended
Dec. 31, 2025
EBP 001 [Member]
EBP, Risk and Uncertainty [Line Items]
Risk and Uncertainties
7.	Risk and Uncertainties
The Plan offers investment options in various investment securities, including the Company common stock fund, pooled separate accounts and a guaranteed annuity contract which are exposed to various risks such as interest rate, market, and credit risk. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the value of investment securities will occur in the near term and that such changes could materially affect participants’ account balances and the amounts reported in the statement of net assets available for benefits.
As of December 31, 2025, the Plan had investments of $7,031,588 concentrated in 3 funds representing 32% of the net assets available for benefits.